                             LETTER OF TRANSMITTAL

         TO TENDER DEPOSITARY SHARES (CUSIP 960878 30 4) ("DEPOSITARY
        SHARES"), EACH REPRESENTING ONE QUARTER OF A SHARE OF SERIES A
                   CONVERTIBLE EXCHANGEABLE PREFERRED STOCK,

                                      OF

                           WESTMORELAND COAL COMPANY

            PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 10, 1999


 THE OFFER, AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON TUESDAY, APRIL 6, 1999, UNLESS THE OFFER IS EXTENDED.

            To: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

                                   By Mail:
                               (registered mail               By Hand:
  By Overnight Courier:          recommended)



                                                         First Chicago Trust
   First Chicago Trust        First Chicago Trust        Company of New York
   Company of New York        Company of New York        Tenders & Exchanges
   Tenders & Exchanges        Tenders & Exchanges      c/o Securities Transfer
       Suite 4680                 Suite 4660           and Reporting Services
   14 Wall Street, 8th           P.O. Box 2569            100 William St.,
          Floor             Jersey City, NJ 07303-            Galleria
   New York, NY 10005                2569                New York, NY 10038

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by holders of Depositary Shares, either (i) if depositary receipts for Depositary Shares are to be delivered herewith or (ii) unless an Agent's Message (as defined in the accompanying Offer to Purchase of Westmoreland Coal Company (the "Company") (as amended or supplemented (including documents incorporated by reference), the "Offer to Purchase") is utilized, if tenders of Depositary Shares are to be made by book-entry transfer into the account of First Chicago Trust Company of New York, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC"), pursuant to the procedures described in Section 5 of the Offer to Purchase. Holders of Depositary Shares who tender Depositary Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

  FOR HELP WITH COMPLETING THIS LETTER OF TRANSMITTAL, CONTACT MORROW & CO., INC., THE INFORMATION AGENT, TOLL FREE AT (800) 566-9061 OR COLLECT AT
(212) 754-8000. BANKS AND BROKERAGE FIRMS MAY CONTACT MORROW & CO., INC. AT
(800) 662-5200.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder of the Depositary Shares tendered herewith and such holder has not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) the Depositary Shares tendered herewith are tendered for the account of an Eligible Institution. If Depositary Shares are registered in the name of a person other than the signatory on this Letter of Transmittal, or if unpurchased Depositary Shares are to be issued to a person other than the registered holder(s), the tendered depositary receipts must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the depositary receipts with the signature(s) on the depositary receipts or stock powers guaranteed as aforesaid. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND DEPOSITARY SHARES. This Letter of Transmittal is to be completed by holders of Depositary Shares either if depositary receipts are to be delivered herewith or, unless an Agent's Message (as defined in Section 5 of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 5 of the Offer to Purchase. Depositary receipts for Depositary Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Depositary Shares into the Depositary's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Delivery of documents to DTC in accordance with DTC's procedures does not constitute delivery to the Depositary.

  Unless the Depositary Shares being tendered by the above-described method are deposited with the Depositary within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents) or a confirmation of book-entry transfer of such Depositary Shares into the Depositary's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures is received, the Company may, at its option, reject the tender.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING DEPOSITARY RECEIPTS, THIS LETTER OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional, or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Depositary Shares for purchase.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the depositary receipt numbers and/or the number of Depositary Shares should be listed on a separate signed schedule attached hereto.

  4. PARTIAL TENDERS. (Not applicable to Book-Entry Shareholders) If fewer than all the Depositary Shares represented by any depositary receipt delivered to the Depositary are to be tendered, fill in the number of Depositary Shares which are to be tendered in the box entitled "Number of Depositary Shares Tendered". In such case, a new depositary receipt for the remainder of the Depositary Shares represented by the old depositary receipt will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All Depositary Shares represented by depositary receipts delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Depos-itary Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the depositary receipts without alteration, enlargement or any change whatsoever.

  If any of the Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Depositary Shares tendered hereby are registered in different names on different depositary receipts, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of depositary receipts.

  If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, no endorsements of depositary receipts or separate stock powers are required unless Depositary Shares not tendered or not purchased are to be returned in the name of any person other than the registered holder(s). Signatures on any such depositary receipts or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Depositary Shares tendered hereby, depositary receipts must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the depositary receipts for such Depositary Shares. Signature(s) on any such depositary receipts or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any depositary receipt or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, applicable to the sale of any Depositary Shares pursuant to the Offer. If, however, depositary receipts representing Depositary Shares not tendered or not purchased are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Depositary Shares tendered or if a transfer tax is imposed for any reason other than the sale of Depositary Shares pursuant to the Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any Depositary Shares not tendered or not purchased are to be issued or to be returned to a person other than the person(s) signing this Letter of Transmittal or any depositary receipts for Depositary Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, the Company may be required to withhold 31% of the amount of any payments made to certain shareholders or other payees with respect to the Depositary Shares purchased in the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide such shareholder's or payee's correct taxpayer identification number and certify that such shareholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a shareholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Company is not provided with the correct taxpayer identification numbers, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Company that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such Form W-8 can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Depositary Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  9. WITHHOLDING ON NON-U.S. HOLDERS. Even if a Non-U.S. Holder (as defined in
Section 2 of the Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income tax at a rate equal to 30% of the gross proceeds paid to a Non-U.S. Holder or his agent pursuant to the Offer, unless the Depositary determines, by reference to the Non-U.S. Holder's address and any IRS Forms 1001 or 4224 submitted to the Depositary by a Non-U.S. Holder (unless facts and circumstances indicate that such reliance is not warranted or unless applicable law requires some other method for determining whether a reduced rate of withholding is applicable), that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States. IRS Forms 1001 and 4224 may be obtained from the Information Agent. See Section 2 of the Offer to Purchase.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone numbers set forth below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE PRECEDING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to Westmoreland Coal Company, a Delaware corporation (the "Company"), the below-described Depositary Shares (including the associated dividend arrearages), each representing one quarter of a share of the Company's Series A Convertible Exchangeable Preferred Stock, par value $1.00 per share ("Series A Preferred Stock"), liquidation preference equal to $25 per Depositary Share, pursuant to the Company's offer to purchase up to 1,052,631 Depositary Shares at a price of $19.00 per Depositary Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 10, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and as they may be amended and supplemented from time to time, constitute the "Offer"). Unless the context requires otherwise, all references to the Depositary Shares shall include any claims to cumulative dividends on such shares that have not previously been paid.

  Subject to and effective upon acceptance for payment of the Depositary Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to or upon the order of the Company all right, title, and interest in and to all the Depositary Shares that are being tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver depositary receipts for such Depositary Shares or transfer ownership of such Depositary Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present depositary receipts for such Depositary Shares for cancellation and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, and transfer the Depositary Shares tendered hereby and that, when the undersigned's Depositary Shares are accepted for purchase, the Company will acquire good, marketable, and unencumbered title to such tendered Depositary Shares, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment, and transfer of tendered Depositary Shares.

  All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy, or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors, and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands and agrees that tenders of Depositary Shares pursuant to any one of the procedures described in Section 5 of the Offer to Purchase and in the instructions hereto will constitute agreements between the undersigned and the Company upon the terms and subject to the conditions of the Offer, including its proration provisions, and the Company will return all other Depositary Shares not purchased pursuant to the Offer, including Depositary Shares not purchased because of proration. The undersigned understands and agrees that if the Company accepts the tender of such Depositary Shares, all claims by and rights of the undersigned or any other person to receive dividends (including accrued but unpaid dividends) with respect to the Depositary Shares (or the Series A Preferred Stock represented by such Depositary Shares) purchased by the Company are forever extinguished and that the payment of $19.00 per Depositary Share is in full satisfaction of all claims with respect to such Depositary Shares (and the Series A Preferred Stock represented by such Depositary Shares), including claims for accrued but unpaid dividends.

  Unless otherwise indicated under "Special Payment Instructions", please issue the check for the Purchase Price and/or return or issue the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment, or for which payment is not made, in the name(s) of the undersigned (and, in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price and/or the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment, or for which payment is not made (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price and/or issue or return the depositary receipt(s) evidencing any Depositary Shares not tendered, not accepted for payment, or for which payment is not made, in the name(s) of, and deliver said check and/or depositary receipt(s) to, the person(s) so indicated (and in the case of Depositary Shares tendered by book-entry transfer, by credit to the account at DTC). The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions", to transfer any Depositary Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment or make payment for any of the Depositary Shares so tendered.

                             [COMPLETE THIS BOX.]


                                                          Depositary Shares Tendered
                                         --------------------------------------------------
                                                                   Number of
                                                               Depositary Shares Number of
                                                    Depositary  Represented by   Depositary
  Name(s) and Address(es) of Registered Holder(s)    Receipt      Depositary       Shares
            (Please fill in, if blank)              Number(s)     Receipt(s)     Tendered*
-------------------------------------------------------------------------------------------
                                         --------------------------------------------------
                                         --------------------------------------------------
                                         --------------------------------------------------
                                         --------------------------------------------------
                                         --------------------------------------------------
                                                    Total number of Depositary Shares
                                                    Tendered:

* Unless otherwise indicated, the holder will be deemed to have tendered the full number of Depositary Shares represented by the tendered depositary receipts. See Instruction 4.



    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 6, and 7)        (See Instructions 1, 4, 5, and 7)


  To be completed ONLY if the check         To be completed ONLY if the check
 for the aggregate Purchase Price          for the aggregate Purchase Price
 of Depositary Shares purchased            of Depositary Shares purchased
 and/or depositary receipts for De-        and/or depositary receipts for De-
 positary Shares not tendered or           positary Shares not tendered or
 not purchased, are to be issued in        not purchased, are to be mailed to
 the name of someone other than the        someone other undersigned, or to
 undersigned.                              the undersigned at an address
                                           other than that shown below the
                                           undersigned's signature(s).

 Issue Check and Depositary
 Receipts to:


                                           Mail Check and Depositary Receipts
 Name(s) ___________________________       to:

           (Please Print)
                                           Name ______________________________

 Address ___________________________                     (Please Print)

 ___________________________________
 ___________________________________       Address ___________________________
         (Include Zip Code)                ___________________________________
                                           ___________________________________

 Telephone Number __________________               (Include Zip Code)
            (Include Area Code)

 ___________________________________
    (Tax Identification or Social
            Security No.)

                                   SIGN HERE

 _____________________________________________________________________________

 _____________________________________________________________________________

 Date: ____________________________ , 1999

   Must be signed by the registered holder(s) exactly as name(s) appear(s) on depositary receipts for Depositary Shares or on a security position listing or by person(s) authorized to become registered holder(s) by endorsed depositary receipt(s) or stock powers transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

 Name(s) _____________________________________________________________________

 _____________________________________________________________________________

 _____________________________________________________________________________
                                 (Please Print)
 Capacity (full title) _______________________________________________________

 Address _____________________________________________________________________

 _____________________________________________________________________________
                               (Include Zip Code)
 Daytime Area Code and Telephone No. ( _____________________________________ )

 Tax Identification or Social Security Nos. __________________________________
                                    Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
     (Signature(s) must be guaranteed if required by Instructions 1 and 5)

 Authorized Signature ________________________________________________________

 Dated _______________________________________________________________________

 Name and Title ______________________________________________________________
                                      (Please Print)
 Name of Firm ________________________________________________________________

 Address _____________________________________________________________________

 Area Code and Telephone Number ______________________________________________

                             [COMPLETE THIS FORM.]
             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        Part 1--PLEASE PROVIDE YOUR TIN    -------------------
                        IN THE BOX AT RIGHT AND CERTIFY      Social Security
                        BY SIGNING AND DATING BELOW              Number

 SUBSTITUTE

 Form W-9
                        Part 2--Certification--Under       OR ________________
 Department of          Penalties of Perjury, I certify    Part 3--Awaiting
 the Treasury           that:                              TIN [_]
 Internal                                                       Employer
 Revenue                                                     Identification
 Service                                                         Number

                       --------------------------------------------------------
                        (1) The number shown on this
                            form is my correct taxpayer
                            identification number (or I
                            am waiting for a number to
                            be issued to me) and

 Payer's Request for Taxpayer Identification Number (TIN)

                        (2) I am not subject to backup
                            withholding either because
                            I have not been notified by
                            the Internal Revenue Serv-
                            ice (the "IRS") that I am
                            subject to backup withhold-
                            ing as a result of a fail-
                            ure to report all interest
                            or dividends, or the IRS
                            has notified me that I am
                            no longer subject to backup
                            withholding.
                       --------------------------------------------------------
                        Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2)

                        SIGNATURE ____________________________________________

                        DATE _________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

 _____________________________________   _____________________________________
               Signature                                 Date

                           WESTMORELAND COAL COMPANY
                          2 North Cascade, 14th Floor
                        Colorado Springs, Colorado 80903

                    THE INFORMATION AGENT FOR THE OFFER IS:


                               MORROW & CO., INC.

                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                          Call Collect (212) 754-8000

                     Banks and Brokerage Firms Please Call:

                                 (800) 662-5200

March 10, 1999